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COMMON STOCK                                                        COMMON STOCK

                                  THERMA-WAVE

THIS CERTIFICATE IS TRANSFERABLE IN     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SEE REVERSE FOR CERTAIN DEFINITIONS
BOSTON, MA OR NEW YORK, NY
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This Certifies that  CUSIP 88343A 10 8



is the record holder of


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

-----------------------------THERMA-WAVE, INC.----------------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

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
/s/ [SIGNATURE ILLEGIBLE]                             [SEAL APPEARS HERE]       /s/ [SIGNATURE ILLEGIBLE]
VICE PRESIDENT, CHIEF FINANCIAL OFFICER                                         CHAIRMAN OF THE BOARD AND
         AND SECRETARY                                                           CHIEF EXECUTIVE OFFICER
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COUNTERSIGNED AND REGISTERED:

   BankBoston, N.A.
     TRANSFER AGENT AND REGISTRAR

BY  /s/ [SIGNATURE ILLEGIBLE]

       AUTHORIZED SIGNATURE



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                               THERMA-WAVE, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                    UNIF GIFT MIN ACT - .................Custodian.................
TEN ENT - as tenants by the entireties                                    (Cust)                    (Minor)
JT TEN  - as joint tenants with right of                              under Uniform Gifts to Minor
          survivorship and not as tenants                             Act........................................
          in common                                                                     (State)
                                                  UNIF TRF MIN ACT  - ............Custodian (until age..........)
                                                                          (Cust)
                                                                      ................... under Uniform Transfers
                                                                          (Minor)
                                                                      to Minors Act .............................
                                                                                              (State)
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    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________

                                        X ______________________________________

                                        X ______________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By _____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AD-15.